EXHIBIT 99.1
JOINT FILER INFORMATION
Other Reporting Person(s)
1. BECKER DRAPKIN MANAGEMENT, L.P.

Item	Information
Name:	BECKER DRAPKIN MANAGEMENT, L.P.

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Steven R. Becker

Date of Event Requiring Statement (Month/Day/Year):	May 17, 2011

Issuer Name and Ticker or Trading Symbol:	Strategic Diagnostics Inc. [SDIX]

Relationship of Reporting Person(s) to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	May 19, 2011

2. BECKER DRAPKIN PARTNERS (QP), L.P.

Item	Information
Name:	BECKER DRAPKIN PARTNERS (QP), L.P.

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Steven R. Becker

Date of Event Requiring Statement (Month/Day/Year):	May 17, 2011

Issuer Name and Ticker or Trading Symbol:	Strategic Diagnostics Inc. [SDIX]

Relationship of Reporting Person(s) to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	Becker Drapkin Management, L.P.
	Its:	General Partner

	By:	BC Advisors, LLC
	Its:	General Partner

	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	May 19, 2011

3. BECKER DRAPKIN PARTNERS, L.P.

Item	Information
Name:	BECKER DRAPKIN PARTNERS, L.P.

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Steven R. Becker

Date of Event Requiring Statement (Month/Day/Year):	May 17, 2011

Issuer Name and Ticker or Trading Symbol:	Strategic Diagnostics Inc. [SDIX]

Relationship of Reporting Person(s) to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	Becker Drapkin Management, L.P.
	Its:	General Partner

	By:	BC Advisors, LLC
	Its:	General Partner

	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	May 19, 2011

4. BC ADVISORS, LLC

Item	Information
Name:	BC ADVISORS, LLC

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Steven R. Becker

Date of Event Requiring Statement (Month/Day/Year):	May 17, 2011

Issuer Name and Ticker or Trading Symbol:	Strategic Diagnostics Inc. [SDIX]

Relationship of Reporting Person(s) to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	May 19, 2011

5. MATTHEW A. DRAPKIN

Item	Information
Name:	MATTHEW A. DRAPKIN

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Steven R. Becker

Date of Event Requiring Statement (Month/Day/Year):	May 17, 2011

Issuer Name and Ticker or Trading Symbol:	Strategic Diagnostics Inc. [SDIX]

Relationship of Reporting Person(s) to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	May 19, 2011